Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Blue Spa Incorporated (the “Company”) on Form 10-K for the period ending May 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Law Yau Yau, President and Chief Executive Officer of the Company and a member of the Board of Directors, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Law Yau Yau

Law Yau Yau
Chief Executive Officer
February 8, 2013

Blue Spa Incorporated	Form 10-K - 2012	Page 26

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Blue Spa Incorporated (the “Company”) on Form 10-K for the period ending May 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Law Yau Yau, Chief Financial Officer of the Company and a member of the Board of Directors, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Law Yau Yau

Law Yau Yau
Chief Financial Officer
February 8, 2013

Blue Spa Incorporated	Form 10-K - 2012	Page 27